                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  July 10, 2001

                             IBERIABANK CORPORATION
                             ----------------------
               (Exact name of Registrant as Specified in Charter)



         Louisiana                       0-25756               72-1280718
----------------------------             -------               ----------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
     of Incorporation)                 File Number)        Identification No.)



           1101 East Admiral Doyle Drive, New Iberia, Louisiana 70560
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (337) 365-2361
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events
---------------------

          On July 10, 2001, the Registrant issued a press release announcing earnings of $3.6 million for the second quarter ended June 30, 2001. A copy of the press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in Item 5. The third paragraph of the attached press release has been revised to correct annualized growth rates related to loans and deposits.

          On July 5, 2001, the Financial Accounting Standards Bound ("FASB") approved the adoption of Statement No. 142, Goodwill and Other Intangible Assets ("Statement 142"), which will change the accounting for goodwill from an amortization method to an impairment-only approach. Amortization of goodwill, including goodwill recorded in past business combinations, will cease upon adoption of Statement 142, which for companies such as the Registrant with calendar year ends will be on January 1, 2002.

     Since 1996, the Registrant has completed three acquisitions which were accounted for under the purchase method of accounting. In 1996, the Registrant acquired Royal Bancgroup of Acadiana, Inc. and its wholly owned subsidiary, The Bank of Lafayette, which resulted in approximately $3,200,000 of nondeductible goodwill amortized straight-line over 15 years. Also in 1996, the Registrant acquired Jefferson Bancorp, Inc. and its wholly owned subsidiary, Jefferson Federal Savings Bank, which resulted in approximately $11,500,000 of nondeductible goodwill amortized straight-line over 25 years and $3,800,000 of core deposit intangibles amortized over 8 years. In 1998, the Registrant acquired 17 branch offices from certain banking subsidiaries of the former First Commerce Corporation, which resulted in approximately $31,200,000 of tax-deductible goodwill amortized straight-line over 15 years.

     Under the Registrant's interpretation of proposed Statement 142, commencing in 2002 all of its goodwill, other than the core deposit intangibles acquired in the acquisition of Jefferson Federal Savings Bank, will no longer be amortized but will be tested for impairment at least annually. The Registrant is currently incurring goodwill amortization annually of approximately $2,750,000, or approximately $2,023,000 after tax, which would no longer be amortized pursuant to proposed Statement 142.

     The FASB staff is in the process of finalizing Statement 142. The Registrant's interpretation of Statement 142 is based on the published staff summary of the FASB's decision and is subject to a review of Statement 142 which is to be published in July 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

     Exhibit 99.1 Press Release dated July 10, 2001, with respect to the Registrant's unaudited financial results for the second quarter ended June 30, 2001.

Item 9.  Regulation FD Disclosure
---------------------------------

     On July 10, 2001, the Registrant confirmed comfort with its previously stated range of $2.36 to $2.41 per share for 2001 fully diluted EPS and $2.60 to $2.70 per share for 2002 fully diluted EPS. These ranges do not include the effect of proposed Statement 142 described in Item 5 above.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    IBERIABANK CORPORATION



DATE:  July 10, 2001            By:   /s/  Daryl G. Byrd
       -------------                --------------------------------------
                                    Daryl G. Byrd
                                    President and Chief Executive
                                    Officer